UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 25, 2004


                               PLIANT CORPORATION
                               ------------------
               (Exact name of company as specified in its charter)


          UTAH                          333-40067              87-0496065
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
      of incorporation)                                   Identification Number)

                         1475 Woodfield Road, Suite 700
                              Schaumburg, IL 60173
               (Address of principal executive offices) (Zip Code)


                                 (847) 969-3300
                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                ------------------------------------------------


                                      N.A.
          (Former name or former address if changed since last report)

ITEM 9 AND 12. REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     We intend to file our Annual Report on Form 10-K for the year ended December 31, 2003 on March 26, 2004. As previously announced, we will hold a conference call to discuss our operating results for the year ended December 31, 2003 and to answer questions about the business. The call will take place at 2:00 p.m. Eastern Standard Time on Friday, March 26, 2004. Our press release containing information on how to access the conference call is filed herewith as
Exhibit 99.1.

     In addition to the financial results to be reported in our Form 10-K, our management will discuss certain financial information relating to 2003, including certain quarterly EBITDA amounts. The information required by Regulation G under the Securities Exchange Act of 1934 with respect to these amounts is filed herewith as Exhibit 99.2.

     The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   PLIANT CORPORATION


Date: March 25, 2004                             By:  /s/ Brian E. Johnson
                                                    ----------------------------
                                                    Brian E. Johnson
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBITS

99.1 Press Release dated March 2, 2004.

99.2 Pliant Corporation Adjusted EBITDA Reconciliation.